                                                                    EXHIBIT 10.5

                     REVOLVING LINE OF CREDIT LOAN AGREEMENT

         THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT (this "Agreement") is made as of December 12, 2002 (the "Effective Date"), by and between Robert L. Gritzke ("Creditor"), whose address is 825 Center Street, Unit 501, Des Plaines, Illinois 60016, and LightFirst Inc. a Delaware corporation ("Debtor"), whose address is 25 Northwest Point Boulevard, Suite 700, Elk Grove Village, Illinois 60007.

                             PRELIMINARY STATEMENT:

         Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in Section 1. Creditor has agreed to provide the Loan to the Debtor, and Debtor has agreed to pledge its interest in the Collateral pursuant to the Security Agreement in order to provide security for the Loan. This Agreement sets forth the terms and conditions associated with the Loan and a pledge of the Collateral.

                                   AGREEMENT:

         In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

         1. DEFINITIONS. The following terms shall have the following meanings for all purposes of this Agreement:

         "Acceleration Event" means (a) a breach or default, after the passage of all applicable notice and cure or grace periods, under any other agreement, instrument or promissory note other than the Loan Documents between, among or by
(i) Debtor or any Affiliate of Debtor, and, or for the benefit of, (ii) Creditor and/or any Affiliate of Creditor, or (b) the consummation of a sale of stock or other ownership interests in Debtor pursuant to a public offering or private placement pursuant to the Securities Act of 1933.

         "Action" has the meaning set forth in Section 7.

         "Advance" means any advance of the proceeds of the Loan made by Creditor pursuant to the terms of Section 2.

         "Affiliate" means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

         "Business Day" means any day on which banks are open for general banking business in the State of Illinois other than a Saturday, Sunday, a legal holiday or any other day on which banks in the State of Illinois are required or authorized by law to close.

         "Code" means the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended.

         "Collateral" means Debtor's assets as more particularly described in the Security Agreement.

         "Effective Date" has the meaning set forth in the introductory paragraph of this Agreement.

         "Event of Default" has the meaning set forth in Section 7.

         "Indemnified Parties" has the meaning set forth in Section 9.

         "Loan" means the revolving line of credit in the Maximum Loan Amount and as described in Section 2.

         "Loan Documents" means, collectively, this Agreement, the Note, the Security Agreement, the UCC Financing Statements, and all other documents, instruments and agreements executed in connection therewith or contemplated thereby.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition of Debtor, as applicable or (ii) the ability of Debtor, as applicable, to perform its obligations under the Loan Documents.

         "Maturity Date" shall have the meaning set forth in the Note.

         "Maximum Loan Amount" means $750,000.00.

         "Note" means the promissory note dated as of the Effective Date executed by Debtor in favor of Creditor in the form of Exhibit A attached to this Agreement, as such Note may be amended and/or amended and restated and/or substituted from time to time as contemplated by Section 2. The term "Note" shall also include all additional promissory notes executed and delivered by Debtor to Creditor from time to time as contemplated by Section 2.

         "Person" shall mean any individual, corporation, partnership, Limited Liability Company, trust, unincorporated organization, governmental authority or any other form of entity.

         "Security Agreement" means the security agreement dated as of the Effective Date executed by Debtor in favor of Creditor, as such Security Agreement may be amended from time to time.

         "Subsidiary" means any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation or entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Debtor or one or more of the Subsidiaries or by Debtor and one or more of the Subsidiaries.

         "UCC Financing Statements" means those UCC financing statements required by Creditor to be executed and delivered by Debtor that are necessary to perfect Creditor's security interest in the Collateral.

         2. REVOLVING LINE OF CREDIT. A. On the terms and subject to the satisfaction by Debtor of the conditions set forth in this Agreement, Creditor agrees to make the Loan to Debtor, which Loan will be in the form of Advances made from time to time as provided in this Agreement. The outstanding aggregate principal amount of the Loan shall not exceed the Maximum Loan Amount at any time. So long as no event has occurred which is, or with the passage of time or the giving of notice or both under the Loan Documents would constitute, an Event of Default or an Acceleration Event, Debtor may borrow, prepay and reborrow, from the Effective Date until the Maturity Date, an amount up to the Maximum Loan Amount.

         B. Simultaneously with the execution and delivery of this Agreement, Debtor shall execute and deliver to Creditor the Note. The obligation of Debtor to pay the outstanding aggregate principal amount of all Advances plus accrued interest thereon shall be evidenced by the Note. Debtor irrevocably authorizes Creditor to make or cause to be made, at or about the time of any Advance or at the time of Creditor's receipt of any payment of the principal amount of the Note, an appropriate notation in Creditor's records reflecting the amount of such Advance or payment, as applicable. The outstanding aggregate principal amount of the Note plus accrued interest thereon set forth in Creditor's records maintained with respect to the Note (which may include computer records) shall, absent manifest error, be prima facie evidence of the outstanding aggregate principal amount plus accrued interest thereon due and owing to Creditor, but the failure to record, or any error in so recording, any such amount on Creditor's records shall not limit or otherwise affect the obligations of Debtor under the Note to make payments when due. Notwithstanding the foregoing, Debtor agrees to execute such amendments to the Note, amendments and restatements of the Note and/or substitute and/or additional promissory notes in the form of the Note as Creditor may reasonably request to evidence Debtor's obligations to Creditor under the Loan Documents.

         C. Debtor shall notify Creditor at least two Business Days before the Business Day on which Debtor desires to receive an Advance. Notice may be given in person, via telephone, fax, electronic mail, or regular mail, may be oral or written, and shall set forth the requested amount of each Advance and the delivery instructions for the Advance. Creditor's obligation to fund each Advance shall be subject to the satisfaction of the following conditions precedent as of the date of the requested Advance:

                  (i) no event shall have occurred which is, or with the passage of time or the giving of notice or both under the Loan Documents would constitute, an Event of Default or an Acceleration Event;

                  (ii) Debtor shall be in compliance with each of the covenants set forth in Section 5;

                  (iii) the outstanding principal balance of the Loan, together with the amount of the requested Advance, must not exceed the Maximum Loan Amount; and

                  (iv) there shall have been no material adverse change in Debtor's business, operations, assets or financial condition since the Effective Date, as determined by Creditor in its reasonable discretion.

Upon Debtor's satisfaction of the foregoing conditions, Creditor will disburse the requested Advance in immediately available funds to such account as Debtor shall have specified in the Notice or as otherwise directed by Debtor in the Notice.

         D. The Loan shall bear interest at the rate set forth in the Note, shall accrue on a monthly basis, and shall be payable on the first day of each fiscal quarter of the Debtor based on the then outstanding principal balance of the Note. Debtor shall have the right to prepay (without premium or penalty) the Note in whole or in part at any time. Debtor shall pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, the outstanding principal amount of the Loan and all accrued but unpaid interest thereon.

         E. As security for the Loan, Debtor agrees to pledge its interest in the Collateral pursuant to the Security Agreement.

         F. All costs and expenses of the transaction described in this Agreement shall be paid by Debtor, including, without limitation, the attorneys' fees of Debtor and the reasonable attorneys' fees and expenses of Creditor.

3. REPRESENTATIONS AND WARRANTIES OF CREDITOR. The representations and warranties of Creditor contained in this Section are being made by Creditor as of the Effective Date to induce Debtor to enter into this Agreement and consummate the transactions contemplated herein, and Debtor has relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement. Creditor represents and warrants to Debtor as follows:

                  A. Authority of Creditor. The person who has executed this Agreement on behalf of Creditor is the Creditor himself.

                  B. Enforceability. Upon execution by Creditor, this Agreement shall constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms.

         All representations and warranties of Creditor made in this Agreement shall survive the execution of this Agreement.

         4. REPRESENTATIONS AND WARRANTIES OF DEBTOR. The representations and warranties of Debtor contained in this Section are being made by Debtor as of the Effective Date and the date of each Advance to induce Creditor to enter into this Agreement and consummate the transactions contemplated herein, and Creditor has relied, and will continue to rely, upon such representations and warranties from and after the Effective Date and the date of each Advance. Debtor represents and warrants to Creditor as follows:

                  A. Information and Financial Statements. Debtor has delivered to Creditor financial statements (either audited financial statements or, if Debtor does not have audited financial statements, certified financial statements) and certain other information concerning itself, which financial statements and other information are true, correct and complete in all material respects; and no material adverse change has occurred with respect to any such financial statements and other information provided to Creditor since the date such financial statements and other information were prepared or delivered to Creditor. Debtor understands that Creditor is relying upon such financial statements and information and Debtor represents that such reliance is reasonable. All such financial statements were prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise noted in such financial statements) and accurately reflect as of the Effective Date the financial condition of each individual or entity to which they pertain.

                  B. Organization and Authority of Debtor. Debtor is duly organized or formed, validly existing and in good standing under the laws of the State of Delaware and qualified as a foreign corporation to do business in any jurisdiction where such qualification is required. All necessary corporate action has been taken to authorize the execution, delivery and performance of the Loan Documents. The person(s) who have executed the Loan Documents on behalf of Debtor are duly authorized so to do.

                  C. Enforceability of Documents. Upon execution by Debtor, the Loan Documents shall constitute the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms.

                  D. Litigation. There are no suits, actions, proceedings or investigations pending or, to the actual knowledge of Debtor, threatened against or involving Debtor, the Collateral, or any of Debtor's assets before any court, arbitrator, or administrative or governmental body which might reasonably result in a Material Adverse Effect.

                  E. No Resulting Breaches or Defaults. The authorization, execution, delivery and performance of the Loan Documents will not result in a Material Adverse Effect or result in any breach or default under any other document, instrument or agreement to which Debtor is a party or by which Debtor, the Collateral, or any of the property of Debtor is subject or bound which would materially interfere with or prevent Debtor's performance under the Loan Documents. The authorization, execution, delivery and performance of the Loan Documents will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

                  F. Licenses, Permits, Consents and Approvals. Debtor has all required licenses, permits, consents and approvals, both governmental and private, to use and operate the Collateral, the Premises and the rest of their assets and conduct their business in the intended manner.

                  G. Insolvency. Debtor is not insolvent within the meaning of the Code.

                  H. Title to Collateral; First Priority Security Interest. Debtor owns, and with respect to Collateral acquired after the date hereof, Debtor will own, legally and beneficially, the Collateral, free and clear of any lien, security interest, pledge, hypothecation, claim or other encumbrance, or any right or option on the part of any third person to purchase or otherwise acquire or obtain any lien or security interest in the Collateral or any part thereof, except for the lien and security interest granted in the Security Agreement in favor of Creditor. Upon the execution of the Loan Documents by the applicable parties, Secured Party shall have a valid first priority lien upon and security interest in the Collateral.

                  I. Collateral Genuine. The Collateral is genuine, free from any restriction on transfer, duly and validly authorized and issued, constitutes the valid and legally binding obligation of the Companies, enforceable in accordance with its terms, is fully paid and non-assessable, and is hereby duly and validly pledged and hypothecated to Creditor in accordance with law.

                  J. No Actions. No action has been brought or is threatened which would in any way prohibit or restrict the execution and delivery of any of the Loan Documents by Debtor or the performance in all respects of Debtor thereunder.

         All representations and warranties of Debtor made in this Agreement shall survive the execution of this Agreement and each Advance.

         5. COVENANTS. Debtor covenants to Creditor from and after the Effective Date as follows:

                  A. Books, Records and Inspections. Debtor shall, at all reasonable times upon prior written notice from Creditor and during normal business hours, (i) provide Creditor and Creditor's officers, employees, agents, advisors, attorneys and accountants with access to Debtor's personal and real properties and books and records, and (ii) allow such persons to make such inquires of Debtor's officers and employees and to make copies and perform such verifications as Creditor considers reasonably necessary; provided, however, all such inspections, copies and verifications shall be at Creditor's sole cost and expense and Creditor shall reasonably attempt to minimize, during any such activity, interference with the operation of Debtor's business and Creditor shall keep any information obtained confidential; provided, however, Creditor shall not be required to keep confidential (1) any information which had previously been made public, (2) information that Creditor is required to disclose by court order, subpoena or under federal or state law, or (3) information received by Creditor from a third party.

                  B. Reporting Obligations. Debtor will provide Creditor with each of the following:

                           (i)      Financial Statements. Within 45 days after
the end of each fiscal quarter and within 120 days after the end of each fiscal year of Debtor, Debtor shall deliver to Creditor complete financial statements of Debtor including a balance sheet, profit and loss statement, cash flow statement and all other related schedules for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be certified to be accurate and complete by Debtor (or the Treasurer or other appropriate officer of Debtor). Debtor understands that Creditor is relying upon such financial statements and Debtor represents that such reliance is reasonable. The financial statements delivered to Creditor need not be audited, but Debtor shall deliver to Creditor copies of any audited financial statements of Debtor which may be prepared, as soon as they are available.

                           (ii)     Event of Default or Acceleration Event.
Promptly, but in any event within five days, after Debtor becomes aware of an Event of Default or an Acceleration Event, written notification to an officer of Creditor specifying the nature and period of existence thereof and what action Debtor is taking or proposes to take with respect thereto.

                           (iii)    Litigation. Within ten days after Debtor
becomes aware of any action, suit or proceeding pending or threatened in writing against or involving Debtor and/or Debtor's properties, except for those actions, suits or proceedings (1) for which damages of less than $50,000 have been sought, threatened or are likely to be incurred and (2) which Debtor in good faith determines will be covered by its insurance (including worker's compensation claims), Debtor shall notify Creditor of such action, suit or proceeding and in such notice specify the nature thereof, whether the alleged liability therein is covered by insurance then in effect and, if so covered, the monetary coverage thereof, and what action Debtor is taking or proposes to take with respect thereto.

                           (iv)     Auditors' Reports. Promptly upon receipt
thereof, a copy of each report submitted to Debtor by its independent accountants in connection with any annual, interim or special audit made by it of the books of Debtor.

                           (v)      Other Information. Debtor shall deliver to
Creditor promptly after the receipt of written request therefor information concerning Debtor requested by Creditor that is required to satisfy all requirements applicable to Creditor pursuant to any regulatory laws applicable to Creditor or to which Creditor is subject or bound.

                  C. Organization of Debtor. Debtor will continue to be a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and qualified to do business in any jurisdiction where such qualification is required.

                  D. Licenses, Permits, Consents and Approvals. Debtor shall maintain in full force and effect all required licenses, permits, consents and approvals, both governmental and private, to use and operate its assets and conduct its business in the intended manner.

                  E. Fundamental Changes. Debtor shall not consolidate with or merge into any Person or permit any Person to merge into it.

                  F. Disposition of Assets. Without the prior written consent of Creditor, Debtor shall not, directly or indirectly, sell, assign, lease, transfer or otherwise dispose of all or substantially all of its assets (other than in the ordinary course of business for full and fair consideration).

                  G. Maintenance of Assets. Debtor shall maintain, keep and preserve, and will cause each Subsidiary to maintain, keep and preserve, all of its tangible and intangible property and other assets that are necessary and useful in proper conduct of its business.

                  H. Title; First Priority Lien. Debtor shall maintain good and marketable fee simple title to the Collateral, free and clear of all liens, encumbrances, charges and other exceptions to title.

         6. TRANSACTION CHARACTERIZATION. This Agreement is a contract to extend a financial accommodation (as such term is used in the Code) for the benefit of Debtor. It is the intent of the parties hereto that the business relationship created by this Agreement, the Note and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create a partnership between Debtor and Creditor, to make them joint venturers, to make Debtor an agent, legal representative, partner, subsidiary or employee of Creditor, nor to make Creditor in any way responsible for the debts, obligations or losses of Debtor.

         7. DEFAULT AND REMEDIES. A. Each of the following shall be deemed an event of default by Debtor, after notice, to the extent required hereunder, and after the expiration of any applicable grace or cure period without the cure thereof (each, an "Event of Default"):

                  (1) If any representation or warranty of Debtor set forth in any of the Loan Documents is false in any material respect when made or becomes false in any material respect, or if Debtor renders any materially false statement or account;

                  (2) If any principal, interest or other monetary sum due under the Note or any other Loan Document is not paid within five days from the date when due and Creditor shall have given notice of such failure to Debtor and such failure shall not have been cured by Debtor within five days from the delivery of such notice;

                  (3) If Debtor fails to observe or perform any of the other covenants (except as otherwise provided below), conditions, or obligations of this Agreement other than the covenants in Sections 5.E., 5.F., and 5.H of this Agreement or there is a breach or default under any other Loan Document beyond any applicable notice or cure period; provided, however, if any such event does not involve the payment of any monetary sum, is not the result of a willful or intentional act or omission of Debtor, does not place any rights or property of Creditor in immediate jeopardy, and is within the reasonable power of Debtor to promptly cure after receipt of notice thereof, all as determined by Creditor in its reasonable discretion, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Creditor shall have given Debtor notice thereof and a period of 30 days shall have elapsed, during which period Debtor may correct or cure such event, upon failure of which an Event of Default shall be deemed to have occurred hereunder (except as otherwise provided in the following sentence) without further notice or demand of any kind being required. If such nonmonetary event cannot reasonably be cured within such 30-day period, as determined by Creditor in its reasonable discretion, and Debtor is diligently pursuing a cure of such event, then an Event of Default shall not be deemed to have occurred hereunder upon the expiration of such 30-day period and Debtor shall have a reasonable period to cure such event beyond such 30-day period, which shall not exceed 90 days after receiving notice of the event from Creditor. If Debtor shall fail to correct or cure such event within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

                  (4) If Debtor fails to observe or perform any of the covenants in Sections 5.E., 5.F., or 5.H of this Agreement; or

                  (5) If Debtor becomes insolvent within the meaning of the Code, files or notifies Creditor that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either an involuntary Action or petition under the Code without such involuntary Action or petition being dismissed within 30 days of filing or, if Debtor is diligently proceeding to dismiss such petition, such longer period of time as if required, but in no event shall such longer period of time be greater than 90 days, or is not generally paying its debts as the same become due.

                  B. Upon and during the continuance of an Event of Default, subject to the limitations, notices and cure periods set forth in subsection A, or an Acceleration Event, Creditor shall have no obligation to fund any Advance to Debtor and Creditor may declare all obligations of Debtor under the Note, this Agreement and any other Loan Document to be due and payable, and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind except as expressly provided herein. Thereafter, Creditor may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including without limitation any one or more of the remedies available under the Note or any other Loan Document. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Creditor's right to realize upon or enforce any other security now or hereafter held by Creditor, it being agreed that Creditor shall be entitled to enforce this Agreement and any other security now or hereafter held by Creditor in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Creditor is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Creditor, or to which Creditor may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Creditor.

         8.       ASSIGNMENTS BY CREDITOR. Creditor may assign in whole or in part its rights under this Agreement. Upon any unconditional assignment of Creditor's entire right and interest hereunder, Creditor shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Creditor contained herein arising after the date of the assignment provided that any assignee shall be bound by all of Creditor's obligations hereunder accruing from and after the date of such assignment.

         9. INDEMNITY. Debtor agrees to indemnify, hold harmless and defend Creditor and each of its directors, officers, shareholders, employees, successors, assigns, agents, experts, licensees, affiliates, lenders, mortgagees and trustees, as applicable (collectively, the "Indemnified Parties"), from and against any and all losses, costs, claims, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees (collectively, "Losses"), arising as the result of a breach of any of the representations, warranties, covenants, agreements or obligations of Debtor set forth in this Agreement, but excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party's gross negligence or willful misconduct.

         10.      MISCELLANEOUS PROVISIONS.

                  A. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile,
(iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile (and if a copy of such notice is also mailed by certified or registered mail, return receipt requested, and deposited with the U.S. Postal Service no later than the first business day after the notice was transmitted by facsimile), (c) the next business day following the date of deposit with the delivery service, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

                  If to Debtor:   LightFirst Inc.
                                  25 Northwest Point Blvd, Suite 700
                                  Elk Grove Village, IL 60007
                                  Telephone: (847) 640-8880
                                  Facsimile: (847) 640-1818

                  If to Creditor: Robert L. Gritzke
                                  825 Center Street, Unit 501
                                  Des Plaines, IL 60016
                                  Facsimile: (847) 299-0513

                  B. Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                  C. Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                  D. Severability. The provisions of this Agreement shall be deemed severable. If any part of this Agreement shall be held unenforceable, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

                  E. Construction Generally. This is an agreement between parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

                  F. Other Documents. Each of the parties agrees to sign such other and further documents as may be reasonably necessary to carry out the intentions expressed in this Agreement.

                  G. Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled. References in this Agreement to the attorneys' fees and/or costs of a party shall mean both the reasonable fees and costs of independent outside counsel retained by such party with respect to this transaction and the reasonable fees and costs of the party's in-house counsel incurred in connection with this transaction.

                  H. Entire Agreement. This Agreement and the other Loan Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Debtor and Creditor with respect to the subject matter of this Agreement.

                  I. Forum Selection; Jurisdiction; Venue; Choice of Law. Debtor acknowledges that this Agreement was substantially negotiated in the State of Illinois, the Agreement was signed and delivered by Creditor and Debtor in the State of Illinois, all payments under the Note will be delivered in the State of Illinois and there are substantial contacts between the parties and the transactions contemplated herein and the State of Illinois. For purposes of any action or proceeding arising out of this Agreement or any of the other Loan Documents, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Illinois and Debtor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Illinois. Nothing in this Section shall limit or restrict the right of Creditor to commence any proceeding in the federal or state courts located in a state other than Illinois to the extent Creditor deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents.

                  J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

                  K. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Debtor and Creditor and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

                  L. Survival. All representations, warranties, agreements, obligations and indemnities of Debtor and Creditor set forth in this Agreement shall survive the execution of this Agreement and each Advance.

                  M. Waiver of Jury Trial and Punitive, Consequential, Special and Indirect Damages. DEBTOR AND CREDITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY

HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM CREDITOR WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR AGAINST CREDITOR OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, Debtor and Creditor have entered into this Agreement as of the date first above written.

                                         CREDITOR:

                                         By   /s/ Robert L. Gritzke
                                              ---------------------
                                              Robert L. Gritzke

                                         DEBTOR:
                                         LightFirst Inc.
                                         A Delaware corporation

                                         By:  /s/ Martin P. Gilmore
                                              ---------------------
                                              Martin P. Gilmore
                                         Its: President

                             SECURED PROMISSORY NOTE
                          Dated as of December 12, 2002

$750,000.00                                          Elk Grove Village, Illinois

         THIS PROMISSORY NOTE (this "Note") is executed by LightFirst Inc., a Delaware corporation ("Debtor"), and Robert L. Gritzke, an individual ("Creditor").

         Debtor, for value received, hereby promises to pay to Creditor, whose address is 825 Center Street, Unit 501, Des Plaines, Illinois 60016, or order, on or before the Maturity Date (as defined below), the principal sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), or such much thereof as may be outstanding from time to time, in accordance with that certain Revolving Line of Credit Loan Agreement dated as of the date of this Note between Debtor and Creditor, as such agreement may be amended from time to time (the "Loan Agreement").

         Initially capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in the Loan Agreement. The following terms shall have the following meanings for all purposes of this Note:

                  "Interest Rate" means an annual interest rate equal to 9.00% of the outstanding principal balance.

                  "Business Day" means any day on which Creditor is open for business in the State of Illinois, other than a Saturday, Sunday or a legal holiday.

                  "Interest Period" means (i) initially, the period beginning on the date of this Note and ending on the last day of the calendar month in which such date occurs, and (ii) thereafter, the period beginning on the first day of the calendar month and ending on the last day of such calendar month.

                  "Maturity Date" means December 12, 2003.

         Debtor shall pay Creditor interest on the outstanding principal amount of this Note at the Interest Rate, on the basis of a 360-day year for the actual number of days elapsed, in arrears. Commencing on April 1, 2003, and on the first day of each fiscal quarter thereafter until the Maturity Date, Debtor shall pay Creditor interest which has accrued at the Interest Rate on the outstanding principal balance of this Note during the preceding three Interest Periods. Creditor shall notify Debtor in writing on or before the twenty-fifth day of the last calendar month of each fiscal quarter during the term of this Note of Creditor's determination of the interest payable on the first day of the next succeeding fiscal quarter. All outstanding principal and unpaid accrued interest shall be paid on the Maturity Date.

         Each payment hereunder shall be applied first to any past due payments under this Note (including payment of all Costs (as herein defined)), then to accrued interest at the Interest Rate, and the balance, after the payment of such accrued interest, if any, shall be applied to the unpaid principal balance of this Note; provided, however, each payment hereunder while an Event of Default under this Note has occurred and is continuing shall be applied as Creditor in its sole discretion may determine.

         Debtor may make payments hereunder by check delivered via U.S. Mail or in person, or by wire transfer.

         Debtor may prepay this Note as provided in the Loan Agreement.

         An "Event of Default" shall be deemed to have occurred under this Note if any principal, interest or other monetary sum due under this Note is not paid within five days from the date when due and Creditor shall have given notice of such failure to Debtor and such failure shall not have been cured by Debtor within five days from the delivery of such notice. Upon the occurrence of (i) an Event of Default under this Note or (ii) an Event of Default or an Acceleration Event under any of the other Loan Documents, then, in any of such events, time being of the essence hereof, Creditor may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note, the other Loan Documents and any other document further securing this Note, due and payable at once without written notice to Debtor.

         All past-due principal and/or interest shall bear interest at the lesser of the highest rate for which the undersigned may legally contract or the rate of 18% per annum (the "Default Rate"), and such Default Rate shall continue to apply following a judgment in favor of Creditor under this Note. If Debtor fails to make any payment or installment due under this Note within five days of its due date, Debtor shall pay to Creditor in addition to any other sum due Creditor under this Note or any other Loan Document a late charge equal to 10% of such past-due payment or installment.

         All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Debtor, and (ii) without any other right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Debtor will pay the amounts necessary such that the gross amount of the principal and interest received by Creditor is not less than that required by this Note.

         No delay or omission on the part of Creditor in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion.

         Debtor hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and except as otherwise provided in the Loan Documents, all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note.

         All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile (and if a copy of such notice is also mailed by certified or registered mail, return receipt requested, and deposited with the U.S. Postal Service no later than the first business day after the notice was transmitted by facsimile), (c) the next business day, following the date of deposit with the delivery service, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

                  If to Debtor:   LightFirst Inc.
                                  25 Northwest Point Blvd, Suite 700
                                  Elk Grove Village, IL 60007
                                  Telephone: (847) 640-8880
                                  Facsimile: (847) 640-1818

                  If to Creditor: Robert L. Gritzke
                                  825 Center Street, Unit 501
                                  Des Plaines, IL 60016
                                  Facsimile: (847) 299-0513

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

         Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Debtor shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including reasonable attorneys' fees and expenses of Creditor (including those fees and expenses incurred in connection with any appeal and those of Creditor's in-house counsel) whether or not a judicial action is commenced by Creditor.

         This Note may not be amended or modified except by a written agreement duly executed by Debtor and Creditor. In case any one or more of the provisions contained in this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such provision had never been contained herein or therein.

         Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Debtor to Creditor under this Note and any other Loan Documents are subject to the limitation that payments of interest and late charges to Creditor shall not be required to the extent that receipt of any such payment by Creditor would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Creditor. The portion of any such payment received by Creditor that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of this Note or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to Creditor shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of this Note (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

         It is the intent of the parties hereto that the business relationship created by this Note and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents, is intended, nor shall the same be deemed or construed, to create a partnership between Creditor and Debtor, to make them joint venturers, to make Debtor an agent, legal representative, partner, subsidiary or employee of Creditor, nor to make Creditor in any way responsible for the debts, obligations or losses of Debtor.

         Creditor, by accepting this Note, and Debtor acknowledge and warrant to each other that each has been represented by independent counsel and Debtor has executed this Note after being fully advised by said counsel as to its effect and significance. This Note shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         Debtor acknowledges that this Note was substantially negotiated in the State of Illinois, the Note was executed and delivered in the State of Illinois, all payments under this Note will be delivered in the State of Illinois and there are substantial contacts between the parties and the transactions contemplated herein and the State of Illinois. For purposes of any action or proceeding arising out of this Note, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Illinois. Debtor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of Debtor and Creditor that all provisions of this Note shall be governed by and construed under the laws of the State of Illinois. Nothing contained in this paragraph shall limit or restrict the right of Creditor to commence any proceeding in the federal or state courts located in any state in which Creditor deems such proceeding necessary or advisable to exercise remedies available under the Loan Documents.

         CREDITOR, BY ACCEPTING THIS NOTE, AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, THE RELATIONSHIP OF Creditor AND DEBTOR AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM Creditor WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR AGAINST Creditor OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         This obligation shall bind Debtor and its successors and assigns, and the benefits hereof shall inure to Creditor and its successors and assigns. Creditor may assign its rights under this Note as set forth in the Loan Agreement.

         IN WITNESS WHEREOF, Debtor has executed and delivered this Note effective as of the date first set forth above.

                                         CREDITOR:


                                         By /s/ ROBERT L. GRITZKE
                                            ---------------------------------
                                            Robert L. Gritzke


                                         DEBTOR:
                                         LightFirst Inc.
                                         A Delaware corporation


                                         By /s/ MARTIN P. GILMORE
                                            ---------------------------------
                                            Martin P. Gilmore
                                         Its: President

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of December 12, 2002 by and between LightFirst Inc., a Delaware corporation ("Debtor"), whose principal place of business is located at 25 Northwest Point Boulevard, Suite 700, Elk Grove Village, Illinois 60007, and Robert L. Gritzke, an individual ("Secured Party"), whose address is 825 Center Street, Unit 501, Des Plaines, Illinois 60016.

         PRELIMINARY STATEMENT:

         Secured Party has agreed to make the Loan to Debtor. To secure the Loan, Debtor has agreed to grant Secured Party a security interest in the Collateral on the terms and conditions set forth in this Agreement. Capitalized terms not defined herein shall have the respective meanings set forth in that certain Revolving Line of Credit Loan Agreement dated as of the date hereof between Debtor and Secured Party.

         NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth, Secured Party and Debtor agree as follows:

         1. DEBTOR'S OBLIGATION; SECURITY INTEREST CREATED. Secured Party has agreed to advance to Debtor the Loan, as evidenced by the execution and delivery of the Note to Secured Party, and Debtor shall pay other sums advanced or expended by Secured Party pursuant to the terms of the Loan Documents, and perform all other terms and conditions of Debtor set forth in the Loan Documents (collectively, the "Obligations"). To secure the payment of the Obligations, Debtor hereby grants to Secured Party a security interest in all of Company's assets, which may include one or more of the following items (hereinafter, collectively, the "Collateral"):

                  (a) GENERAL INTANGIBLES. All of Company's General Intangibles, now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "General Intangibles" means all personal property (including things in action) other than goods, accounts, chattel paper, documents, instruments, and money, and includes, but is not limited to, business records, deposit accounts, inventions, intellectual property, designs, patents, patent applications, trademarks, trademark applications, trademark registrations, service marks, service mark applications, service mark registrations, trade names, goodwill, technology, knowhow, confidential information, trade secrets, customer lists, supplier lists, copyrights, copyright applications, copyright registrations, licenses, permits, franchises, tax refund claims, and any letters of credit, guarantee claims, security interests, or other security held by the Company to secure any "Accounts" (as hereinafter defined).

                  (b) ACCOUNTS (INCLUDING ACCOUNTS RECEIVABLE). All of Company's Accounts, whether now existing or hereafter arising or acquired, together with the proceeds therefrom. As used herein, the term "Accounts" means any right of Company to receive payment from another person or entity, including payment for goods sold or leased, or for services rendered, no matter how evidenced or arising, and regardless of whether yet earned by performance. It includes, but is not limited to, accounts, accounts receivable, contract rights, contracts receivable, purchase orders, notes, drafts, acceptances, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract, and other forms of obligations and receivables.

                  (c) INVENTORY. All of Company's Inventory, whether now owned or hereafter acquired, together with the products and proceeds therefrom and all packaging, manuals, and instructions related thereto. As used herein, the term "Inventory" means all goods, merchandise, and personal property held for sale or leased or furnished or to be furnished under contracts of service, and all raw materials, work in process, or materials used or consumed in Company's business, wherever located and whether in the possession of Company, a warehouseman, a bailee, or any other person.

                  (d) EQUIPMENT. All of Company's Equipment, now owned or hereafter acquired, together with the products and proceeds therefrom, and all substitutes and replacements therefor. As used herein, the term "Equipment" includes all equipment, machinery, tools, office equipment, supplies, furnishings, furniture, or other items used or useful, directly or indirectly, in Company's business, all accessions, attachments, and other additions thereto, all parts used in connection therewith, all packaging, manuals, and instructions related thereto, and all leasehold or equitable interests therein.

                  (e) FIXTURES. All of Company's interest in and to all fixtures and furnishings, now owned or hereafter acquired, together with the products and proceeds therefrom, all substitutes and replacements therefor, all accessories, attachments, and other additions thereto, all tools, parts, and supplies used in connection therewith, and all packaging, manuals, and instructions related thereto, located on or attached to Company's business premises located at 855 E. Rand Road, Des Plaines, Illinois 60016.

                  (f) CHATTEL PAPER, DOCUMENTS AND INSTRUMENTS. All of Company's right, title, and interest in any chattel paper, documents, or instruments, now owned or hereafter acquired or arising, or now or hereafter coming into the possession, control, or custody of either Company or Secured Party, together with all proceeds therefrom. The terms "chattel paper," "documents," and "instruments" shall have those meanings ascribed to them in the Illinois Uniform Commercial Code.

         2. DEFAULT. Any action or event which would constitute an Event of Default (a "Default") and shall permit Secured Party to exercise and pursue the remedies specified in Section 3 below.

         3. REMEDIES FOR DEFAULT. In the event that Debtor is, or is deemed to be, in Default hereunder, Secured Party shall have all rights and remedies of a secured party in, to and against the Collateral granted by the Uniform Commercial Code in the State of Illinois and otherwise available at law or in equity, including, without limitation: (i) the right to declare all payments due under the Loan Documents immediately due and payable and the right to recover all fees and expenses (including reasonable attorney fees) in connection with the collection or enforcement thereof, which fees and expenses shall constitute additional Obligations of Debtor hereunder; (ii) the right to act as, and Debtor hereby constitutes and appoints Secured Party, Debtor's true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest) to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for moneys payable to Debtor under or with respect to any of the Collateral under this Agreement, and actions taken pursuant to this appointment may be taken either in the name of Debtor or in the name of Secured Party with the same force and effect as if this appointment had not been made; (iii) the right to take immediate and exclusive possession of the Collateral, or any part thereof; (iv) the right to hold, maintain, preserve and prepare the Collateral for sale, until disposed of; (v) the right to dispose of the Collateral; (vi) the right to require Debtor to assemble and package the Collateral and make it available to Secured Party for its possession at a place to be designated by Secured Party which is reasonably convenient to the Secured Party; (vii) the right to sell, hold or otherwise dispose of all or any part of the Collateral; (viii) the right to sue for specific performance of any obligation under the Loan Documents or to recover damages for breach thereof; and (ix) the right to receive all cash distributions or payments payable in respect of the Collateral. The remedies of Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code or other applicable law shall not be construed as a waiver of any of the other remedies of Secured Party so long as any part of the Obligations secured hereby remains unsatisfied. Secured Party shall be entitled to receive on demand, as additional Obligations hereunder, interest at the lower of 18% per annum or the highest rate permitted by applicable law on all amounts not paid when due under the Note or this Agreement, for the period such amounts are overdue. Secured Party shall have no duty to mitigate any loss to the Debtor occasioned by enforcement of any remedy hereunder and shall have no duty of any kind to any subordinated creditor of Debtor.

         4. APPLICATION OF PROCEEDS. Should Secured Party exercise the rights and remedies specified in Section 3 hereof, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by Secured Party as a result of Debtor's Default. The remainder of any proceeds, net of Secured Party's costs and expenses, shall be applied to the satisfaction of the Obligations and, so long as Debtor is not in Default hereunder, any excess shall be paid over to Debtor. If Debtor is in Default hereunder, any excess may be held by Secured Party for a reasonable time and either applied to the Obligations or paid over to Debtor.

         5. APPLICABLE LAW. Debtor acknowledges that this Agreement was substantially negotiated in the State of Illinois, the executed Agreement was delivered in the State of Illinois, all payments under the Loan Documents will be delivered in the State of Illinois and there are substantial contacts between the parties and the transactions contemplated herein and the State of Illinois. For purposes of any action or proceeding arising out of this Agreement, the parties hereto expressly submit to the jurisdiction of all federal and state courts located in the State of Illinois. Debtor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois in accordance with applicable law. Furthermore, Debtor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. To the extent that a court of competent jurisdiction finds Illinois law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the state where the Collateral is located shall be deemed to apply. Nothing contained in this paragraph shall limit or restrict the right of Secured Party to commence any proceeding in the federal or state courts located in the state in which the Collateral is located to the extent Secured Party deems such proceeding necessary or advisable to exercise remedies available under the Loan Documents.

         6. NONASSIGNABILITY. This Agreement may not by assigned by Debtor without the consent of Secured Party. However, Secured Party may assign its rights under this Agreement to any third party without the prior consent of Debtor.

         7. POSSESSION. Until a Default occurs, Debtor may retain possession of the Collateral, shall be entitled to all distributions as a result of its interests in the Companies and may use it in any lawful manner not inconsistent with this Agreement, with the provisions of any policies of insurance thereon or the other Loan Documents.

         8. WAIVER. No Default hereunder by Debtor shall be deemed to have been waived by Secured Party except by a writing to that effect signed by Secured Party and no waiver of any Default shall operate as a waiver of any other Default on a future occasion. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement signed by Debtor and Secured Party.

         9. SEVERABILITY. In case any one or more of the provisions contained herein or in the Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein or therein.

         10. NOTICES; AMENDMENTS; WAIVERS. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile,
(iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

                  If to Debtor:        LightFirst Inc.
                                       25 Northwest Point Blvd, Suite 700
                                       Elk Grove Village, IL 60007
                                       Telephone: (847) 640-8880
                                       Facsimile: (847) 640-1818

                  If to Secured Party: Robert L. Gritzke
                                       825 Center Street, Unit 501
                                       Des Plaines, IL 60016
                                       Facsimile: (847) 299-0513

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each thereof shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         12. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         13. CHARACTERIZATION; INTERPRETATION. It is the intent of the parties hereto that the business relationship created by the Note, this Agreement and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create a partnership between Secured Party and Debtor, to make them joint venturers, to make Debtor an agent, legal representative, partner, subsidiary or employee of Secured Party, nor to make Secured Party in any way responsible for the debts, obligations or losses of Debtor.

         This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party, which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         14. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         15. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. SECURED PARTY AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF Secured Party AND DEBTOR, DEBTOR'S USE OR OCCUPANCY OF THE COLLATERAL, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM Secured Party WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY DEBTOR AGAINST Secured Party OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY DEBTOR OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY DEBTOR AND Secured Party AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                         SECURED PARTY:


                                         By /s/ ROBERT L. GRITZKE
                                            ---------------------------------
                                            Robert L. Gritzke


                                         DEBTOR:
                                         LightFirst Inc.
                                         A Delaware corporation


                                         By /s/ MARTIN P. GILMORE
                                            ---------------------------------
                                            Martin P. Gilmore
                                         Its: President

                      MODIFICATION AND EXTENSION AGREEMENT

         THIS MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is made as of the 15st day of March, 2003 by and between LightFirst Inc. ("Debtor") and Robert L. Gritzke ("Creditor").

                                    RECITALS

         A. The Creditor has made a revolving line of credit in the maximum amount of SEVEN HUNDRED FIFTY THOUSAND DOLLARS available to the Debtor pursuant to that certain Revolving Line of Credit Loan Agreement ("Loan Agreement") dated December 12, 2002, and Debtor has promised to pay the outstanding balance thereon pursuant to that certain Secured Promissory Note (the "Note") of even date therewith, and has granted the Creditor a security interest in assets of the Debtor pursuant to that certain Security Agreement of even date therewith, copies of which are attached hereto as exhibits (hereinafter collectively referred to as the "Credit Agreements").

         B. Both Debtor and Creditor desire to modify the Credit Agreements.

         C. The parties hereto are desirous of entering into this Agreement and modifying the Note in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, included but not limited to, the Recitals above, the parties hereto agree as follows:

         1. Maximum Loan Amount. Debtor and Creditor agree that the Maximum Loan Amount is hereby modified from Seven Hundred Fifty Thousand dollars ($750,000.00) to One Million Five Hundred Thousand dollars ($1,500,000.00), and the amount owed pursuant to the Note is hereby modified to One Million Five Hundred Thousand dollars ($1,500,000.00) or such amount thereof as may be outstanding from time to time.

         2. Maturity Date Extension. Debtor and Creditor agree that the maturity date of the Note is hereby extended and modified from December 12, 2003 to December 12, 2004 ("Maturity Date").

         3. Interest. The Note shall continue to bear interest at a rate of 9.0%.

         4. Status of Credit Agreements and Collateral. This Agreement constitutes a modification of the Credit Agreements only with respect to all matters set forth herein. All of the other terms, covenants, conditions and agreements contained in the Note shall remain in full force and effect. This Agreement shall not release Debtor from any liability under the Credit Agreements.

         5. Binding Effect. This Agreement represents the complete understanding and entire agreement of the parties as to the subject matter contained herein, and may not be amended except by a writing executed by both parties. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of each of the parties hereto.

         6. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         7. Severability. In the event any one or more of the provisions of this Agreement or the Note are held to be invalid, illegal or unenforceable in any respect by any court or other entity having the authority to do so, the validity of the remaining provisions hereof and thereof shall in no way be affected, prejudiced, or disturbed.

         8. Miscellaneous. The titles of the paragraphs hereof are for reference purposes only and do not constitute part of this Agreement. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         DEBTOR
                                         LightFirst Inc., a Delaware corporation


                                         By: /s/ MARTIN P. GILMORE
                                             -----------------------------------
                                             Martin P. Gilmore
                                         Its: President


                                         CREDITOR
                                         Robert L. Gritzke


                                         By: /s/ ROBERT L. GRITZKE
                                             -----------------------------------
                                             Robert L. Gritzke

                                     WAIVER

         WAIVER (this "Waiver"), dated as of October 15, 2003, between Robert L. Gritzke ("Creditor") and LightFirst Inc., a Delaware corporation ("Debtor"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement and Loan Documents referred to below.

                                   WITNESSETH


         WHEREAS, the Debtor and Creditor are parties to a Revolving Line of Credit Loan Agreement, dated as of December 12, 2002 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement") and other Loan Documents as defined therein and of even date therewith; and

         WHEREAS, subject to the terms and conditions set forth herein, the parties hereto agree as follows;

         NOW, THEREFORE, it is agreed:

I.       Waiver of Interest Payments:

         1. The Creditor hereby waives, but only during the Waiver Period (as defined below), any Default or Event of Default that has arisen (or may hereafter arise) under the Loan Documents solely as a result of the failure of the Debtor to make interest payments when due in compliance with Section 2.D. of the Credit Agreement and the Secured Promissory Note of even date therewith.

         2. The Creditor hereby agrees that payment of any accrued interest due during the Waiver Period may be deferred until the Maturity Date as defined in the Loan Documents.


II.      Miscellaneous:

         1. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         2. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         3. This Waiver and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the state of Illinois.

         4. This Waiver Period is the period beginning on April 1, 2003 and ending on the earlier of the Maturity Date or the date of occurrence of any Acceleration Event or any Event of Default, excluding the Defaults or Events of Default expressly waived hereby.

         5. From and after the first day of the Waiver Period, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement and all modifications and extensions thereof shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                      * * *

         IN WITNESS WHEREOF, Debtor and Creditor have entered into this Agreement as of the date first above written.

                                    CREDITOR:


                                    By /s/ Robert L. Gritzke
                                       ----------------------------------
                                       Robert L. Gritzke


                                    DEBTOR:
                                    LightFirst Inc.
                                    A Delaware corporation


                                    By: /s/ Martin P. Gilmore
                                        ---------------------------------
                                        Martin P. Gilmore
                                        Its: President